FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (the “Amendment”) dated as of November 12, 2013 is made by and between BFG LOAN HOLDINGS, LLC, a Florida limited liability company (“Lender”), IEC SPV, LLC, a Delaware limited liability company (“Borrower”), INVESTMENT EVOLUTION GLOBAL CORPORATION, a Delaware corporation (“IEGC”), INVESTMENT EVOLUTION CORPORATION, a Delaware corporation (“IEC”), and PAUL J. MATHIESON, an individual (“Mathieson”, and with IEGC and IEC, each a “Guarantor” and collectively the “Guarantors”, and together with Borrower and Guarantors, each a “Loan Party” and collectively the “Loan Parties”).

RECITALS

A. Borrower and Lender entered into that certain Loan and Security Agreement dated June 11, 2012 (as may be amended, supplemented or restated from time to time, the “Loan Agreement”) with respect to a line of credit from Lender to Borrower up to the original principal amount of $3,000,000.00 (the “Loan”). All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

B. Pursuant to the Loan Agreement, (i) Borrower executed and delivered to Lender that certain Promissory Note dated June 11, 2012 in the original principal amount of $3,000,000.00 in favor of Lender evidencing the Loan (as may be amended, supplemented or restated from time to time, the “Note”) and (ii) Borrower, IEGC, IEC and Lender entered into that certain Agreement dated June 11, 2012 (as may be amended, supplemented or restated from time to time, the “Profit Sharing Agreement”) pursuant to which, among other things, Borrower agreed to pay to Lender a percentage of its Net Profit (as such term is defined therein), and each of Borrower, IEGC, and IEC granted Lender the right to participate in future equity or debt financings.

C. To further secure the Loan, among other things, (i) IEGC executed and delivered that certain Continuing and Unconditional Guaranty dated June 11, 2012 in favor of Lender guaranteeing all indebtedness of Borrower to Lender (as amended, supplemented or restated from time to time, the “IEGC Guaranty”), (ii) IEC executed and delivered that certain Continuing and Unconditional Guaranty dated June 11, 2012 in favor of Lender guaranteeing all indebtedness of Borrower to Lender (as amended, supplemented or restated from time to time, the “IEC Guaranty”), and (iii) Mathieson executed and delivered that certain Limited Guaranty dated June 11, 2012 in favor of Lender guaranteeing all indebtedness of Borrower to Lender subject to the restrictions contained therein (as amended, supplemented or restated from time to time, the “Mathieson Guaranty”, and with the IEGC Guaranty and IEC Guaranty, each a “Guaranty” and collectively the “Guaranties”). The Loan Agreement, Note, Profit Sharing Agreement, Guaranties and any and all documents related thereto or executed in connection therewith shall be referred to herein as the “Loan Documents”.

D. Borrower has requested that Lender grant certain financial accommodations to Borrower, and Lender is willing, although it is under no obligation to do so, to grant the requested financial accommodations on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the execution and delivery of this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Recitals. Each of the statements, representations and other information contained in the above recitals is expressly incorporated herein, except as set forth above, and is represented by each of the Loan Parties to be true and correct.

2. Definitions.

2.1 Advance Rate. The definition of “Applicable Percentage” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

““Applicable Percentage” shall equal eight five percent (85%).”

2.2 Interest Rate. The definition of “Interest Rate” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

““Interest Rate” shall mean eighteen percent (18%) per annum.”

2.3 Interest Rate. The definition of “Loan” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

““Loan” shall mean the line of credit established in favor of the Borrower in the principal amount of Ten Million and No/100 Dollars ($10,000,000.00) as evidenced by the Note.”

2.4 Interest Rate. The definition of “Note” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

““Note” shall mean that certain Amended and Restated Promissory Note in the principal amount of Ten Million and No/100 Dollars ($10,000,000.00), dated November 12, 2013, executed and delivered by the Borrower to evidence the Loan, as such note may be amended, modified or supplemented from time to time.”

2.5 Interest Rate. The definition of “Revolving Credit Limit” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

““Revolving Credit Limit” shall mean Ten Million and No/100 Dollars ($10,000,000.00).”

2.6 Conversion Date. The definition of “Term Conversion Date” in Section 1.1 of the Loan Agreement is hereby amended and restated to read as follows:

““Term Conversion Date” shall mean June 30, 2014.”

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3. Advances. Section 2.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following provision:

“2.2 Availability Period. Provided that no Event of Default shall exist or be continuing, during the Availability Period, and upon five (5) Business Days’ prior written notice to the Lender, proceeds may be disbursed by the Lender to the Borrower under the Note, repaid by the Borrower, and, upon five (5) Business Days’ prior written notice to the Lender, re-borrowed by the Borrower under the Note until the Term Conversion Date. Notwithstanding anything to the contrary in this Agreement, the Borrower shall not be entitled to borrow under the Note, and the Lender shall not be obligated to advance funds to the Borrower, (a) if the Outstanding Loan Balance exceeds, or the advance requested by the Borrower would cause the Outstanding Loan Balance to exceed, Three Million and No/100 Dollars ($3,000,000.00), without the express written approval of the Lender, in its sole and absolute discretion, or (b) more than two (2) times per thirty (30) day period and unless the Borrower has delivered a Compliance Certificate to the Lender within five (5) days prior to such advance. All advances under this Agreement shall be a minimum amount of Twenty Five Thousand and No/100 Dollars ($25,000.00) and aggregate not more than Five Hundred Thousand and No/100 Dollars ($500,000.00) in any thirty (30) day period; provided, however, the Borrower shall not be entitled to obtain advances aggregating more than Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in any thirty (30) day period without the Lender’s prior express written approval separate from this Agreement.”

4. Payments. Section 2.5(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following provision:

“(b) Commencing on July 1, 2014 and continuing on the same day of each and every calendar month thereafter through and including the month in which the Maturity Date occurs, payments of one hundred percent (100%) of the Consumer Loan Proceeds shall be applied to accrued and unpaid interest and the outstanding principal balance of the Loan.”

5. Representation and Warranties. Each of the Loan Parties represents and warrants to Lender that:

5.1 Loan Documents. Except to the extent previously disclosed to Lender in writing, all representations and warranties made and given by the Loan Parties in the respective Loan Documents are true, complete, accurate, and correct, as if given on the Effective Date of this Amendment.

5.2 No Defaults. There is no event which is, or with notice or lapse of time or both would be, a default under the Loan Documents except for those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender,

5.3 No Claims or Defenses. None of the Loan Parties have any claims, offsets, counterclaims, or defenses with respect to: (i) the payment of the Loan; (ii) the payment of any other sums due under the respective Loan Documents; (iii) the performance of such party’s obligations under the respective Loan Documents; or (iv) any liability under any of the Loan Documents.

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5.4 No Duress. This Amendment has been entered into without force or duress, of the free will of each of the Loan Parties. Such Loan Party’s decision to enter into this Amendment is a fully informed decision and the same is aware of all legal and other ramifications of such decision.

5.5 No Novation. This Amendment is not intended by the parties to be a novation of the respective Loan Documents and, except as expressly modified herein, all terms, conditions, rights, and obligations as set out in the respective Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed.

5.6 Due Authorization. Each of the Loan Parties, if an entity, has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the respective Loan Documents to which it is a party. The execution, delivery and performance by each of the Loan Parties of this Amendment, if an entity, has been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions. The individuals signing this Amendment on behalf of such Loan Parties are duly authorized to enter into this Amendment.

6. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the occurrence of the following conditions:

6.1 Lender shall have received executed counterpart originals of this Amendment from each of the Loan Parties and originals or certified or other copies of such other documents as Lender may request, in its sole discretion, to consummate the transactions contemplated hereby.

6.2 Lender shall have received an Amended and Restated Promissory Note, in form and content acceptable to Lender in its sole discretion (the “Amended Note”), executed by Borrower and all other items required for the effectiveness thereof.

6.3 Each Loan Party shall be in compliance with all other terms and conditions of the Loan Documents.

6.4 Lender shall have received evidence that the execution, delivery and performance by each Loan Party of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

6.5 Borrower shall have paid Lender (i) the amount of $10,000.00 as a modification fee for the Loan and (ii) all attorneys’ fees and costs incurred by Lender with regard to the Loan and this Amendment.

7. No Waiver. This Amendment shall not act as or constitute a waiver of any of Lender’s rights or remedies with regard to any defaults under the Loan Agreement, Note or any other Loan Documents that may exist now or may occur in the future.

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8. Continuing Obligations. Borrower hereby agrees and acknowledges that: (i) nothing herein invalidates or shall impair or release any covenants, conditions, agreements or stipulations in any of the Loan Agreement or other Loan Documents, except as such is modified by the Amendment, and the same shall continue in full force and effect; (ii) nothing herein affects, invalidates, impairs or released it from its obligations to repay any indebtedness to Lender; and (iii) nothing herein shall be deemed a waiver by Lender of any rights it may have against any party with respect to any of the Loan Documents.

9. Confirmation of Collateral; Further Assurances. Borrower hereby (a) confirms to Lender all security interests and liens heretofore granted by it to Lender securing the obligations of Borrower to Lender arising out of the Loan Documents; (b) acknowledges and agrees that all such obligations shall continue to be secured by any and all such security interests and liens; and (c) agrees to execute and deliver to Lender any and all agreements and other documentation and to take any and all actions reasonably requested by Lender at any time to assure the perfection, protection, priority, and enforcement of Lender’s rights under the Loan Documents, including this Amendment, with respect to all such security interests and liens, at Borrower’s sole cost and expense.

10. Borrower’s Reaffirmation. Except as modified hereby, Borrower acknowledges and agrees all of the terms, covenants, and conditions of the Loan Agreement and all other Loan Documents are ratified, reaffirmed, and confirmed and shall continue in full force and effect. All security instruments executed by Borrower or any other Loan Party shall continue to secure the Loan. Should any term or provision of the Loan Agreement or Note conflict with the terms or provisions contained in this Amendment, the terms and provisions of this Amendment shall be controlling. This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

11. Guarantors’ Reaffirmation. Each Guarantor hereby (a) acknowledges and consents to the execution, delivery, and performance by Borrower of this Amendment and the Amended Note; (b) warrants and covenants to the Lender that, except to the extent previously disclosed to the Lender in writing, all representations and warranties previously made by Guarantor to the Lender are true, complete, and accurate as of the date of this Amendment; and (c) reaffirms and agrees that the Guaranty to which such Guarantor is party and all other documents and agreements executed and delivered by either such Guarantor or Borrower to the Lender in connection with any indebtedness of Borrower or Guarantor to the Lender, including, without limitation, the Loan Agreement, Note, Profit Sharing Agreement and any other document securing the Loan, are all in full force and effect, without defense, offset, or counterclaim, or alternatively, that any such right of defense, offset or counterclaim is hereby expressly waived.

12. Lender Release. As a material part of the consideration for Lender entering into this Agreement, each of the Loan Parties, for himself, herself or itself and all of his, her or its respective heirs, personal representatives, agents, employees, officers, directors, shareholders, successors and assigns (the “Releasors”), hereby remises, releases and forever discharges Lender and its past and present agents, general agents, members, brokers, representatives, heirs, successors, affiliates, subsidiaries, parents, predecessors, assigns, officers, stockholders, directors, principals, attorneys, employees, partners, independent contractors, consultants, experts, administrators, insurers, reinsurers, and indemnitors (collectively, the “Affiliates”) of and from any and all, and all manner of, action and actions, cause and causes of action, suits, debts, breaches of duty, other breaches, notes, dues, sums of money, accounts, reckonings, undertakings, bonds, bills, specialties, covenants, contracts, controversies, agreements, guarantees, indemnifications, promises, liens, variances, trespasses, damages, judgments, taxes, interest, penalties, assessments, extents, executions, expenses, claims, demands and liabilities whatsoever of every kind and nature, whether known or unknown, direct or consequential, foreseen or unforeseen, matured or unmatured, developed or undeveloped, discoverable or undiscoverable, whether or not well-founded in fact or in law, and whether in law or equity or otherwise, which any of the Releasors ever had or now have against any or all of Lender or its Affiliates.

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13. Charges. Each of the Loan Parties further acknowledges and agrees that all interest or other fees or charges which have been imposed, accrued or collected by Lender (including all of its predecessors) under the Loan Documents or in connection with the Loan through the date of this Amendment, and the method of computing the same, were and are proper and agreed to, and were properly computed and collected.

14. Severability; Waivers. If any part of this Amendment is not enforceable, the rest of the Amendment may be enforced. Lender retains all rights, even if it makes an advance after default. Any consent or waiver under this Amendment must be in writing.

15. Headings. Article and paragraph headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Amendment.

16. Counterparts. This Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment (or of any agreement or document required by this Amendment and any amendment to this Amendment) by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Amendment; provided, however, that the telecopy or other electronic image shall be promptly followed by an original if required by Lender.

17. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

IEC SPV, LLC

	By:	/s/ Paul J. Mathieson
	Name:	Paul J. Mathieson
	Its:	Managing Member

INVESTMENT EVOLUTION CORPORATION

	By:	/s/ Paul J. Mathieson
	Name:	Paul J. Mathieson
	Its:	President

INVESTMENT EVOLUTION GLOBAL CORPORATION

`	By:	/s/ Paul J. Mathieson
	Name:	Paul J. Mathieson
	Its:	President

BFG LOAN HOLDINGS, LLC

By:
	Name:	John Fernando
	Its:	President

[Signature page to First Amendment to Loan and Security Agreement]

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